ACQUISITION AGREMENT

AGREEMENT dated __ October 1998 ("the Agreement"), by, between and among TALLMAN SUPPLY INC, a company incorporated under the laws of the state of Delaware (herein referred to as TALLMAN), the persons listed on Exhibit A attached hereto and made a part hereof, being all of the shareholders and executive officers of TALLMAN (hereinafter referred to as "MANAGEMENT"); ATRIUM GROUP OF COMPANIES LTD, a company incorporated under the laws of England and Wales (hereinafter referred to as "AGC"); and the persons listed on Exhibit "A" attached hereto and made a part hereof, (hereinafter referred to as the "SELLERS").

WHEREAS, the SELLERS own a total of 100 shares of common stock, $.01 par value, of AGC, said shares being 100% of the issued and outstanding common stock of AGC.

WHEREAS, the SELLERS desire to sell and TALLMAN desires to purchase one hundred (100%) percent of such shares.

NOW, THEREFORE, in consideration of the mutual convenants, agreements, representations and warranties herein contained, the parties hereby agree as follows:

  1. Purchase and Sale - The SELLERS hereby agree to sell, transfer, assign and convey to TALLMAN and TALLMAN hereby agrees to purchase and acquire from the SELLERS, a total of 100 shares of common stock of AGC, which equates one hundred percent (100%) percent of all of AGC's currently issued and outstanding common stock (the AGC Common Shares"), in a tax-free stock-for-stock acquisition.
  2. Purchase Price - The aggregate purchase price to be paid by TALLMAN for the AGC Common Shares shall be 10,000,000 post-reverse split shares of TALLMAN $0.01 par value voting common stock (the "TALLMAN Common Shares"). The TALLMAN Common Shares will be issued to the individual SELLERS in accordance with Exhibit "A-1" attached hereto.
  3. Warranties Representations and Covenants of AGC and AGC PRINCIPALS - In order to induce TALLMAN to enter into this Agreement and to complete the transaction contemplated hereby, AGC and its principal executive officers (hereinafter referred to as the "AGC PRINCIPALS", jointly and severally warrant and represent to TALLMAN that:
     (a) Organization and Standing AGC is a corporation duly organized, validly existing and in a good standing under the laws of the United Kingdom, is qualified to do business as a foreign corporation in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. Attached hereto as Exhibit "B" are true and correct copies of AGC's Certificate of Incorporation, amendments thereto and all current \by-laws of AGC. No changes thereto will be made in any of the Exhibit "B" documents before the closing. AGC has no subsidiaries except as listed or any investments or ownership interests in any corporation, partnership, joint venture or other business enterprise which is material to its business.
  (b) Capitalization As of the Closing Date of AGC's entire authorized equity capital consists of 100 shares of GBP1 par value, of which 100 shares of Common Stock will be outstanding as of the Closing. As of the Closing Date, there will be no other voting or equity securities authorized or issued, nor any authorized or issued securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which AGC or the SELLERS are bound, calling for the issuance of any additional shares of common stock or any other voting or equity security, except as set forth in Exhibit "AGC-S", attached hereto. The 100 issued and outstanding AGC Common Shares to be transferred by SELLERS constitutes one hundred (100%) percent of the currently issued and outstanding shares of Common Stock of AGC, which includes inter-claim, that same percentage of AGC's voting power, right to receive dividends, when, as and if declared and paid, and the right to receive the proceeds of liquidation attributable to common stock, if any.
  (c) Ownership of AGC Shares Each SELLER warrants and represents, severally, that as of the date hereof, such SELLER is the sole owner of the AGC Common Shares listed by his or her name on Exhibit "A-1", free and clear of all liens, encumbrances, and restrictions whatsoever, except that the AGC Common Shares so listed have not been registered under the Securities Act of 1933, as amended (the "33 Act"), or any applicable State Securities laws. By SELLERS' transfer of the AGC Common Shares to TALLMAN pursuant to this Agreement. TALLMAN will thereby acquire 100% of the outstanding capital stock of AGC, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that the AGC Common Shares will not have been registered under the '33 Act, or any applicable State securities laws.
  (d) Taxes AGC has filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay or accrue will not have a material adverse effect on AGC. AGC's income tax returns have never been audited by any authority empowered to do so.
  (e) Pending Actions There are no known material legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting AGC, or against the AGC PRINCIPALS that arrive out of their operation of AGC, except as described in Exhibit "C" attached hereto. AGC is not knowingly in material violation of any law, material ordinance or regulation of any kind whatever, including, but not limited to laws, rules and regulations governing the sale of its services, the 33 Act, the Securities Exchange Act of 1934, as amended (the "34 Act"), the Rules and Regulations of the U.S. Securities and Exchange Commission ("SEC"), or the Securities Laws and Regulations of any state or nation.
  (f) Government and Regulation AGC holds the licenses and registrations set forth on Exhibit "D" hereto from the jurisdictions set forth therein, which licenses and registrations are all of the licenses and registrations necessary to permit AGC to conduct its current business. All of such licenses and registrations are in full force and effect, and there are no proceedings, hearings or other actions pending that may affect the validity or continuation of any of them. No approval of any other trade or professional association or agency of government other than as set forth on Exhibit "D" is required for any of the transactions effected by this Agreement, and the completion of the transactions contemplated by this Agreement will not, in and of themselves, affect or jeopardize the validity or continuation of any of them.
  (g) Ownership of Assets Except as set forth in Exhibit "E" attached hereto, AGC has good, marketable title, without any liens or encumbrances of any nature whatever, to all of the following, if any; assets, properties and rights of every type and description, including, without limitation, all cash on hand and in banks, certificates of deposit, stocks, bonds, and other securities, good will, customer lists, its corporate name and all variants thereof, trademarks and trade names, copyrights and interests thereunder, licenses and registrations, pending licenses and permits and applications therefor, inventions, processes, know-how, trade secrets, real estate and interests therein and improvements thereto, machinery, equipment, vehicles, notes and accounts receivable, fixtures, rights under agreements and leases, franchises, all rights and claims under insurance policies and other contracts of whatever nature, rights in funds of whatever nature, books and records and all other property and rights of every kind and nature owned or held by AGC as of this date, and will continue to hold such title on and after the completion of the transactions contemplated by this Agreement; nor, except in the ordinary course of its business, has AGC disposed of any such asset since the date of the most recent balance sheet described in
  Section 3(0) of this Agreement.
  (h) No Interest in Suppliers, Customers, Landlords or Competitors Neither the AGC PRINCIPALS nor any member of their families have any material interest of any nature whatever in any supplier, customer, landlord or competitor of AGC.
  (i) No Debt Owed by AGC to AGC PRINCIPALS Except as set forth in Exhibit "F" attached hereto, AGC does not owe any money, securities, or property to either the AGC PRINCIPALS or any member of their families or to any company controlled by such a person, directly or indirectly. To the extent that AF+GC may have any undisclosed liability to pay any sum or property to any such person or equity or any member of their families such liability is hereby forever irrevocably released and discharged.
  (j) Complete Records All of AGC's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation.
  (k) No Misleading Statements or Omissions Neither this Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to TALLMAN in connection herewith, contains any materially misleading statement or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.
  (l) Validity of this Agreement All corporate and other proceedings required to be taken by the SELLERS and by AGC in order to enter into and carry out this Agreement have been duly and properly taken. This Agreement has been duly executed by the SELLERS and by AGC, and constitutes the valid and binding obligation of each of them, enforceable in accordance with its terms except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights. The execution and delivery of this Agreement and the carrying out of its purposes will not result in the breach of any of the terms and conditions of, or constitute a default under or violate, AGC's Certificate of Incorporation or By-Laws, or any material agreement, lease, mortgage, bond, indenture, license or other material document or undertaking, oral or written, to which AGC or the SELLERS is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any law, rule or regulation or any order, with injunction or decree, of any court, regulatory agency or other governmental body; and the business now conducted by AGC can continue to be so conducted after completion of the transaction contemplated hereby, with AGC as a wholly owned subsidiary of TALLMAN.
  (m)  Concepts and Approvals: Compliance with Laws Neither
AGC
  nor the SELLERS are required to make any filing with, or obtain the consent or approval of, any person or entity as
a
  condition to the consummation of the transactions contemplated by this Agreement. The business of AGC has been operated in material compliance with all laws, rules, and regulations applicable to its business, including, without limitation, those related to securities matters, trade matters, environmental matters, public health and safety, and labor and employment.
  (n) Access to Books and Records TALLMAN will have full and free access to AGC's books during the course of this transaction prior to Closing, during regular business hours, on reasonable notice.
  (o) AGC Financial Statements Before the Closing, AGC's audited financial statements as of and for the period from inception to September 30, 1998, will be provided to TALLMAN and will be annexed hereto as Exhibit "G"; the AGC financial statements will accurately describe AGC's financial position as of the dates thereof. The AGC financial statements will have been prepared in accordance with generally accepted accounting principles in the United States ("GAAP") (or as permitted by regulation S-X, S-B, and/or the rules promulgated under the 33 Act and the 34 Act) and for the period from inception to September 30, 1998 audited by independent certified public accountants with SEC experience.
  (p)  AGC's Corporate Summary AGC's Business Plan, dated
August
  1998 (attached hereto as Exhibit "L") accurately describes AGC's business assets, proposed operations and management as of the date thereof; since the date of the Corporate Plan, there has been no material adverse change in the Business Plan and no material adverse change in AGC; provided that no warranties or representations are made as to any financial projections.
4. Warranties, representations and Covenants of TALLMAN AND MANAGEMENT OF TALLMAN ("MANAGEMENT") In order to induce the SELLERS and AGC to enter into this Agreement and to complete the transaction contemplated hereby, TALLMAN AND MANAGEMENT jointly and severally warrant, represent and covenant to AGC and SELLERS that :

       (a) Organization and Standing TALLMAN is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, will be qualified to do business as a foreign corporation in every other state and jurisdiction in which it operates to the extent required by the laws of such states or jurisdictions, and will have full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business.
       TALLMAN has no subsidiaries or any other investments or ownership interests in any corporation, partnership, joint venture or other business enterprise.
       (b) Capitalization TALLMAN's entire authorized equity capital consists of 25,000,000 shares of voting common stock, $0.01 par value. As of the Closing, after giving effect to (I) the proposed one-for-7.5 reverse split of TALLMAN's 4,325,000 currently outstanding shares into 576,000 shares; and (II) the issuance of 10,000,000 post-reverse split shares to the SELLERS as described in Section 2 herein; (III) the issuance of 100,000 post-reverse split shares to the Consultants described in Section 12 hereof, TALLMAN will have authorized 25,000,000 shares of Common Stock, par value $0.01; and will have issued and outstanding 10,676,000 shares of voting common stock, $0.01 par value and no shares of preferred stock issued. Upon issuance, all of the TALLMAN Common Stock will be validly issued, fully paid and non-assessable. The relative rights and preferences of TALLMAN's equity securities are set forth on the Certificate of Incorporation, as amended and TALLMAN's By-laws (Exhibit "H" hereto). There are no other voting or equity securities authorized or issued, not any authorized or issued securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which TALLMAN is bound, calling for the issuance of any additional shares of common stock or any other voting or equity security.
       The By-laws of TALLMAN provide that a simple majority of the shares voting at a stock holders' meeting at which a quorum is present may elect all of the directors of TALLMAN. Cumulative voting is not provided for by the By-Laws or Certificate of Incorporation of TALLMAN. Accordingly, as of the Closing the 10,000,000 shares being issued to and acquired by the SELLERS will constitute 93.7% of the 10,676,000 shares of TALLMAN which will then be issued and outstanding (including all consulting fees) which includes, inter alia, that same percentage of TALLMAN's voting power (subject to the provisions regarding cumulative rights), right to receive dividends, when, as and if declared and paid, and the right to receive the proceeds of liquidation attributable to common stock, if any.
       (c) Ownership of Shares By TALLMAN's issuance of the TALLMAN Common Shares to the SELLERS pursuant to this Agreement, the SELLERS will thereby acquire good, absolute marketable title thereto, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that such TALLMAN shares will not have been registered under the 33 Act, or any applicable state securities laws.
       (d) Significant Agreements TALLMAN is not and will not at Closing be bound by any of the following:
            (i) Employment, advisory or consulting contract (except as described in Section 12 herein).
            (ii)      Plan providing for employee benefits of
            any nature.
            (iii)     Lease with respect to any property or
            equipment.
            (iv)      Contract of commitments for any current
            expanditure.
            (v) Contract or commitment pursuant to which it has
            assumed, guaranteed, endorsed or otherwise become liable for any obligation of any other person, firm or organization.
            (vi) Contract, agreement, understanding, commitment or arrangement either than in the normal course of business, not set forth in the Agreement or an Exhibit hereto.
            (vii)     Agreement with any person relating to
the
            dividend, purchase or sale of securities, that has not been settled by the delivery of payment of securities when due, and which remains unsettled upon the date of this Agreement.
            (e)Taxes TALLMAN has filed all federal, state and local
            income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid all taxes as shown on such returns. All of such returns are true and complete. TALLMAN's income tax returns have never been audited by say authority empowered to do so.
           (f)Absence of Liabilities As of the Closing Date TALLMAN will have no liabilities of any kind or nature, fixed or contingent, except for the costs, including legal and accounting fees and other expenses, in connection with this transaction, for which TALLMAN agrees to be responsible and to pay in full at or before the Closing.
           (g)No Pending Actions To the best of management's knowledge, there are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened against or affecting TALLMAN, or against any of the TALLMAN MANAGEMENT and arising out of their operation of TALLMAN. TALLMAN has been in compliance with, and has not received notice of violation of any law, ordinance of any kind whatever, including, but not limited to, the 33
            Act, the Rules and Regulations of the SEC, or the Securities Laws and Regulations of any sale.
            TALLMAN is not an investment company as defined in, or otherwise subject to regulation under, the Investment Company Act of 1940. TALLMAN is not required to file reports pursuant to either
            Section 13 or Section 15 (d) of the 34 Act.
               (h)Corporate Records All of TALLMAN's books and
            records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records are up-to-date complete and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation; all of said books and records will be made available for inspection by AGC's authorized representatives prior to the Closing as provided by Section 4(I) herein, and will be delivered to TALLMAN's new management at the Closing.
           (i)No Misleading Statements or Omissions Neither this agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to AGC in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.
               (j)Validity of this Agreement All corporate and
            other proceedings required to be taken by TALLMAN in order to enter into and to carry out this Agreement will have been duly and properly taken at or before the Closing. This Agreement has been duly executed by TALLMAN, constitutes a valid and binding obligation of TALLMAN enforceable in accordance with its terms. The execution and delivery of this Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate, TALLMAN's Certificate of Incorporation or By-Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which TALLMAN is a party or is bound or may be affected nor will such execution, delivery and carrying out violate any law, rule or regulation or any order, writ, injunction or decree of any court, regulatory agency or other governmental body.
               (k)Consents and Approvals, Compliance with Laws
            Except for the notices to be filed as described in
            Section 7(a)(v) herein, neither AGC nor MANAGEMENT is required to make any filing with, or obtain the consent or approval of, any person or entity as a condition to the consummation of the transactions contemplated by this Agreement. The business of TALLMAN has been operated in compliance with all laws, rules and regulations applicable to its business, including, without limitation, those related to securities matters, trade matters, environmental matters, public health and safety, and labor and employment.
               (l)Access to Books and Records AGC and SELLERS
            will have full and free access to AGC's books and records during the course of this transaction prior to and at the Closing on reasonable notice.
           (m)TALLMAN Financial Statements At or before the Closing, TALLMAN and MANAGEMENT will provide AGC with TALLMAN's audited financial statements for the fiscal year ended September 30, 1998 which will be audited in accordance with GAAP by independent certified public accountants with SEC experience, and which comply with applicable
            Federal securities laws and regulations including Regulation S-X. There will have been no material change in the business, assets or condition (financial or otherwise) of TALLMAN since the date of such financial statements to the Closing.
               (n)TALLMAN Financial Condition As of the Closing,
            TALLMAN will have no assets or liabilities, except as disclosed in financial statements.
               (o)Directors and Shareholders Approval As of the
            Closing, TALLMAN's Board of Directors and
            Shareholders, by meeting or consent shall have properly authorized the matters described in section 7(a)(iv)herein.
               (p)The TALLMAN Shares All of the TALLMAN Common
            Shares issued to SELLERS shall be validly issued, fully-paid non-assessable shares of TALLMAN Common Stock, with full voting rights, dividend rights, and right to receive the proceeds of liquidation
            , if any, as set forth in TALLMAN's Certificate of Incorporation.
       (q)Trading of TALLMAN Stock TALLMAN will file 15-C2-11 with NASD prior to closing.

  5. Term: Indemnification All representations, warranties, covenants and agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of this Agreement and payment pursuant thereto. MANAGEMENT and AGC MANAGEMENT ("management") of both parties to the agreement hereby agree, jointly and severally, to indemnify, defend, and hold harmless TALLMAN, AGC, and the SELLERS from and against any damage, loss, liability, or expense
  (including without limitation, reasonable expenses of investigation and reasonable attorney's fees) arising out of any material breech of any representation, warranty, covenant, or agreement made by AGC MANAGEMENT or management in this Agreement.
  1. Restricted Shares: Legend All of the TALLMAN Common Shares issued to SELLERS hereunder will be "restricted securities" as defined in Rule 144 under the 33 Act and each stock certificate issued to SELLERS hereunder, will bear the usual restrictive legend to such effect. Appropriate Stop Transfer instructions will be given to TALLMAN'' stock transfer agent.
  2. Conditions Precedent to Closing (a) The obligations of AGC and the SELLERS under this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:
       (i) That TALLMAN's and MANAGEMENT's representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time, and MANAGEMENT will deliver an executed certification confirming the foregoing;
       (ii) That TALLMAN and MANAGEMENT shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing;
       (iii) That TALLMAN's directors and shareholders, by proper and sufficient vote taken either by consent or at a meeting duly and properly called and held, shall have properly approved all of the matters required to be approved by TALLMAN's directors and shareholders, respectively;
       (iv) That TALLMAN shall have filed the notice of the reverse split required by Rule 10b-17 under that Act, and shall have sent notice to its stockholders of the transactions contemplated herein; and
       (v) That TALLMAN shall have filed the Form D contemplated by Section 12 herein and shall have provided AGC and the CONSULTANTS (as defined in Section 12 herein) with a legal opinion that the shares issued to CONSULTANTS, by virtue of the filing of Form D, are freely tradeable without having been registered under the 33 Act; and
       (vi) That TALLMAN's Board of Directors, by proper and sufficient vote, shall have approved this Agreement and the transactions contemplated hereby; approved the contemplated reverse split of TALLMAN's outstanding Common Stock without changing either the authorized shares or the par value; approved the change of TALLMAN's corporate name to a name selected by AGC; approved the resignation of all of TALLMAN's current directors and the election of up to three designees of AGC to serve as directors in place of TALLMAN's current directors; and will have approved such other changes as are consistent with this Agreement and approved by AGC and TALLMAN; and
  (b) The obligations of TALLMAN and MANAGEMENT under this Agreement shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:
       (i) That AGC's and SELLERS' representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time and AGC and the AGC PRINCIPALS shall deliver an executed certification confirming the foregoing;
       (ii) That AGC and AGC PRINCIPALS shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of Closing; and
       (iii) That AGC's officers will have signed non-compete clauses in the form attached hereto as Exhibit "J".
     8 Termination This Agreement may be terminated at any time before or at Closing, by;
          (a)The mutual agreement of the parties;
          (b)Any party if:
            (iv)      Any provision of this Agreement
applicable
            to a party shall be materially untrue or fail to be accomplished on or before November 30, 1998
            (v)  Any legal proceeding shall have been
instituted
            or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement.
Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

  9. Exhibits All Exhibits attached hereto are incorporated herein by this reference as if they were set forth in their entirety.
  1. Miscellaneous Provisions This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may this Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of this Agreement shall not be deemed a waiver or relinquishment of such rights or power at any other time or times.
  2. Closing The Closing of the transactions contemplated by this Agreement ("Closing") shall take place at the offices of Shane H Sutton, P.C. attorneys for Tallman Supply Inc, at
  1.00 P.M. on the first business day after the letter of the approval of SELLERS owning at least 80% of AGC's Common Stock or the shareholders of TALLMAN approving this Agreement and the matters referred to in section 7(a)(vi) herein, or such other date as the parties hereto shall mutually agree upon. At the Closing, all of the documents and items referred to herein shall be exchanged.
  3. Prohibited Actions Between the date hereof and the effective date of the merger, neither Purchaser nor Seller will, except with the prior written consent of the other:
     (a)issue or sell any stock, bonds, or other corporate securities;
     (b)incur any obligation or liability (absolute or contingent), except current liabilities incurred, and obligations under contracts entered into, other than in the ordinary course of business;
     (c) discharge or satisfy any lien or encumbrance or pay any obligation or liability (absolute or contingent) other than in the ordinary course of business;
     (d) make any dividend or other payment or distribution to its shareholders or Purchase or redeem any shares of its capital stock other than in the ordinary course of business;
     (e)mortgage, pledge, create a security interest in, or subject to lien or other encumbrance any of its assets, tangible or intangible other than in the ordinary course of business;
     (f)sell or transfer any of its tangible assets or cancel any debts or claims except in each case in the ordinary course of business other than in the ordinary course of business;
     (g)sell, assign, or transfer any trademark, trade name, patent, or other intangible asset;
     (h)waive any right of any substantial value other than in the ordinary course of business; or
     (i) enter into any other transaction other than in the ordinary course of business.
  4. Further Instruments From time to time, as and when requested by the either of the parties or by its successors or assigns, the other party will execute and deliver, or cause to be delivered, all such deeds and other instruments; and will take or cause to be taken such further or other action as the parties may deem necessary or desirable in order to vest in and confirm to the purchaser title to and possession of all its property, rights, privileges, possessions, and franchises and otherwise to carry out the intent and purposes of this agreement.
  5.   Fees and Commissions: (a) Except as described in this
  Section 12, no broker, finder, or other person or entity is entitled to any free or commission from TALLMAN or AGC for services rendered on behalf of TALLMAN or AGC in connection with the transactions contemplated by this Agreement. As compensation for its services in initiating this transaction and ongoing consulting services to TALLMAN and AGC, TALLMAN agrees to issue to the individuals listed in Schedule 504 attached hereto, ("Type")(collectively, the CONSULTANTS"), including their designees, a total of 100,000 post-reverse split shares. All of these 100,000 shares shall be issued at Closing under SEC Rule 504 pursuant to the Consulting Agreements attached hereto as Exhibit 504.
  (b) At the Closing, TALLMAN's attorney will provide a legal opinion that upon the filing of an appropriate Form D, the shares being issued to CONSULTANTS may be issued with no restrictions on transfer under the 33 Act.
      15. Governing Law This Agreement shall be governed by and
  construed in accordance with the internal laws of the State of Delaware.
        16. Counterparts This Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding
  Agreement, with one counterpart being delivered to each party hereto.



IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.

                      TALLMAN SUPPLY INC

                      By:  ____________________________
                           ____________________________


                           ATRIUM GROUP OF COMPANIES LIMITED
                      By:  ____________________________